                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-852

                             FPA PARAMOUNT FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  MARCH 31, 2004

Item 1.           Report to Stockholders.

FPA PARAMOUNT FUND, INC.

SEMI-ANNUAL REPORT

[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

MARCH 31, 2004

40285

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     It has now been four years since Steve Geist and I assumed the management of the FPA Paramount Fund. Although we did not realize it at the time, we were entering a period of multi-year decline for all the major stock indexes, a trend which reversed only in March 2003.

     We are pleased to note that Paramount was up substantially over these four years, with a 13% average annual gain and a cumulative advance of over 60%. This performance is well in excess of the benchmark Russell 2500 as well as the large-cap S&P and Nasdaq indexes.

                           PERIODS ENDED MARCH 31, 2004
                           ----------------------------
                                ONE       TWO      THREE     FOUR
                   QUARTER     YEAR     YEARS*     YEARS*   YEARS*
                   -------     ----     ------     ------   ------
Paramount**            4.6%    61.6%     10.1%     17.4%     12.8%
Russell 2500           5.9%    60.6%     10.5%     12.0%      5.0%
S&P 500                1.7%    35.1%      0.8%      0.6%     (5.5)%
Nasdaq                (0.5)%   48.7%      4.0%      2.7%    (18.7)%

 * Annualized
** Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

     The market has been discounting both a vigorous economic recovery, with no significant price inflation, as well as a reasonably well-behaved international environment. We continue to be concerned that this "best-case" scenario may not be realized, and as a result, the market may find current price levels, let alone further advances, hard to sustain.

     A consequence of the market's advance is that we have had difficulty identifying high quality companies selling at attractive valuations. Although we did add two new names to the portfolio during the recent quarter, Bio-Rad Laboratories and Heartland Express, in both cases we bought only relatively small positions, as the valuations did not justify a more aggressive stance. As a result, cash continues at relatively high levels - 14% of total assets at March 31st.

     Two companies in Paramount's portfolio have been involved in very large mergers. Carnival Corp. acquired P & O Princess Cruises last year, and North Fork Bank announced the acquisition of Green Point Financial, expected to be completed this Fall.

     We believe both acquisitions will be highly beneficial, strengthening competitive positions, increasing business diversification, and adding to earnings. Each is a potentially transforming event.

     CARNIVAL has been in the Paramount portfolio since 2000. It acquired Princess in April 2003 for $8 billion, after a lengthy and hard fought battle with rival Royal Caribbean Cruises.

     Princess is the third largest cruise company, with approximately 10% of the worldwide market. The combined company will have an over 40% share of the market, with Royal a distant second at 25%. In North America, Carnival will now have about half of the market, followed by Royal at 30% and Norwegian Cruise Lines with 10%.

     The combined company has 12 separate brands, including Carnival, Princess, Holland-America, Costa, Cunard, and P & O. It has 73 ships, 120,000 berths, and carries over 5 million in passengers annually.

     The merged company has taken the dually listed company (DLC) structure. An English company, Carnival plc will trade in London, and will own 21% of the combined entity, while the American company, Carnival Corp. trades in New York and owns 79%. The combined company is called Carnival Corporation & plc and is managed as a single entity from its Miami headquarters. Shell and Unilever have long had similar structures, with ownership shared by English and Dutch companies.

     The acquisition has increased Carnival's total debt from $3 billion to $8 billion. However, with $14 billion of shareholders equity and about 8 times interest coverage, this level is not uncomfortably high. In addition, very substantial cash flow will be available after new ship additions peak this year, and Carnival would be able to reduce debt by over $2 billion annually if it chose to do so.

     In summary, we see the benefits of the merger to Carnival as follows:

  -  Unchallenged #1 market share in worldwide cruise industry

  -  Strengthened position in growing European market

  - Cost savings - $100 million stated goal, but potentially a good deal greater

  - Blocked Royal Caribbean's merger with Princess, which would have created a company about equal in size to Carnival and improved Royal's over-leveraged balance sheet

     It was only six months ago that we described for shareholders our recent purchase of NORTH FORK BANK. Soon after that, in December 2003, it announced the acquisition of the Trust Company of New Jersey, a substantial purchase and one which gives North Fork entry into the fast growing Northern New Jersey suburbs. This $700 million purchase is expected to close in May and will increase North Fork's assets by $4 billion or about 20%.

     Now we are back again to describe a much larger and more significant purchase by North Fork. In February, it announced the acquisition of Greenpoint Financial, a $23 billion institution with a strong consumer bank -- the second largest thrift in New York with 90 branches -- and a large mortgage company, Greenpoint Mortgage, which operates nationally and originated $39 billion of mortgages in 2003.

     The acquisition will be all stock, and is valued at $6.3 billion. It is expected to close in the third quarter, and will double North Fork's assets to about $50 billion.

     To be honest, our initial reaction to the merger announcement was one of concern. Although North Fork has demonstrated its ability to negotiate and execute mergers, completing 15 over the past seven years, Greenpoint is clearly much larger than any of the others, and puts North Fork into two businesses that it had not emphasized in the past - a retail savings bank and a national mortgage business.

     Over the past months, however, we have met with the bank's senior management and thought further about the merger. We have concluded that it is well within North Fork's ability to manage, and is likely to have a substantial positive impact on North Fork's performance.

     Among the benefits we see are the following:

  - Diversification - combines North Fork's entrepreneur/small business base with Greenpoint's retail customer. Both brands will be maintained.

  - Expands North Fork's market share by adding 90 New York area branches and $13 billion of deposits. The merged bank will be #4 in the market.

  - Enhanced "franchise value." Creates a bank which would be very attractive to a large financial institution wanting to enter the New York metropolitan area.

  - Substantial earnings accretion - 50 cents for the Greenpoint and Trust Company of New Jersey deals combined.

  - Greenpoint Mortgage - while a national mortgage business may lack significant strategic appeal to North Fork, there are two offsets. First, much of its volume is in specialty products - low-doc, no-doc, and Alternative A mortgages - which are less interest rate sensitive than conforming paper. Second, the business is well regarded and would be readily saleable, if desired, at some future time.

     Carnival and North Fork are both substantial positions in the Fund's portfolio. We are optimistic that each of the acquisitions described above will be important and positive events and hopeful that our continued holding of both companies will produce positive returns for Paramount shareholders in the future, as they have done in the past.

Respectfully submitted,


/s/ Eric S. Ende

Eric S. Ende
President

April 30, 2004

                             HISTORICAL PERFORMANCE

                                           AVERAGE ANNUAL TOTAL RETURN
                                           PERIODS ENDED MARCH 31, 2004
                                      ----------------------------------------
                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                      ------    -------    -------    --------
     FPA Paramount Fund, Inc.
      (NAV)                            61.57%     17.43%      9.60%       5.50%
     FPA Paramount Fund, Inc.
      (Net of Sales Charge)            53.90%     15.33%      8.43%       4.93%
     Lipper Mid-Cap Core
      Average                          47.77%      8.63%     10.41%      12.02%
     Russell 2500 Index                60.64%     11.97%     11.74%      12.63%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2004 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value
(NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2004

                                                     SHARES
                                                     -------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc.                   62,500
Bio-Rad Laboratories, Inc. (1)                        10,000
Brown & Brown, Inc.                                   15,000
Cognex Corporation                                     7,500
Crane Co.                                              6,000
Engelhard Corporation                                 35,000
Health Management Associates, Inc. (1)                81,200
Heartland Express, Inc. (1)                           30,000
Lincare Holdings Inc.                                 30,000
National Commerce Financial Corporation               30,000
North Fork Bancorporation, Inc.                        5,000
Renal Care Group, Inc.                                10,000
Tidewater Inc.                                        22,500


NET SALES

COMMON STOCKS
Denison International plc (ADR) (2)                  110,000
KEMET Corporation                                     27,500
OM Group, Inc. (2)                                    60,000
SanDisk Corporation                                   50,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2004

COMMON STOCKS                                                 SHARES          VALUE
--------------------------------------------------------   ------------   --------------
PRODUCER DURABLE GOODS -- 14.0%
Cognex Corporation                                              132,500   $    4,405,625
Crane Co.                                                       110,000        3,630,000
Graco Inc.                                                      121,500        3,536,865
IDEX Corporation                                                 70,500        3,065,340
Zebra Technologies Corporation (Class A)*                        54,000        3,745,980
                                                                          --------------
                                                                          $   18,383,810
                                                                          --------------
HEALTH CARE -- 11.3%
Bio-Rad Laboratories, Inc.*                                      10,000   $      563,700
Health Management Associates, Inc.                               81,200        1,884,652
Landauer, Inc.                                                    4,500          189,000
Lincare Holdings Inc.*                                          120,000        3,770,400
Ocular Sciences, Inc.*                                          123,000        3,585,450
Renal Care Group, Inc.                                          105,000        4,804,800
                                                                          --------------
                                                                          $   14,798,002
                                                                          --------------
TECHNOLOGY -- 11.3%
Advanced Fibre Communications, Inc.*                            190,000   $    4,185,700
KEMET Corporation*                                               52,500          752,850
Plantronics, Inc.*                                               95,000        3,477,950
SanDisk Corporation*                                            160,000        4,539,200
TriQuint Semiconductor, Inc.*                                   248,746        1,815,846
                                                                          --------------
                                                                          $   14,771,546
                                                                          --------------
ENERGY -- 10.4%
Cal Dive International, Inc.*                                   195,000   $    5,036,850
Noble Corporation*                                              120,000        4,610,400
Tidewater Inc.                                                  142,500        4,008,525
                                                                          --------------
                                                                          $   13,655,775
                                                                          --------------
BUSINESS SERVICES & SUPPLIES -- 9.1%
Charles River Laboratories International, Inc.                   33,100   $    1,418,335
HON INDUSTRIES Inc.                                              80,000        2,972,800
Manpower Inc.                                                    65,000        3,022,500
Office Depot, Inc.*                                             240,000        4,516,800
                                                                          --------------
                                                                          $   11,930,435
                                                                          --------------
DISTRIBUTION -- 6.7%
Black Box Corporation                                            60,000   $    3,215,400
ScanSource, Inc.*                                               115,000        5,513,100
                                                                          --------------
                                                                          $    8,728,500
                                                                          --------------

                                                            SHARES OR
                                                            PRINCIPAL
COMMON STOCKS - CONTINUED                                     AMOUNT          VALUE
--------------------------------------------------------   ------------   --------------
BANKING -- 6.6%
National Commerce Financial Corporation                         145,000   $    4,148,450
North Fork Bancorporation, Inc.                                 105,000        4,443,600
                                                                          --------------
                                                                          $    8,592,050
                                                                          --------------
RETAILING -- 6.1%
CarMax, Inc.*                                                   109,996   $    3,211,883
O'Reilly Automotive, Inc.*                                      120,600        4,828,824
                                                                          --------------
                                                                          $    8,040,707
                                                                          --------------
ENTERTAINMENT -- 4.7%
CEC Entertainment, Inc.*                                         60,000   $    2,082,000
Carnival Corporation                                             90,000        4,041,900
                                                                          --------------
                                                                          $    6,123,900
                                                                          --------------
MATERIALS -- 2.8%
Engelhard Corporation                                           125,000   $    3,736,250
                                                                          --------------
INSURANCE -- 1.6%
Brown & Brown, Inc.                                              55,000   $    2,131,800
                                                                          --------------
TRANSPORTATION -- 0.7%
Heartland Express, Inc.                                          30,000   $      683,700
Knight Transportation, Inc.*                                     10,500          251,790
                                                                          --------------
                                                                          $      935,490
                                                                          --------------
TOTAL COMMON STOCKS -- 85.3% (Cost $77,960,804)                           $  111,828,265
                                                                          --------------

SHORT-TERM INVESTMENTS -- 14.6%
Short-term Corporate Notes:
 American General Finance Corporation -- 0.97% 4/1/04      $  6,124,000   $    6,124,000
 Federal Home Loan Mortgage Corporation -- 0.97% 4/13/04      5,147,000        5,145,336
 ChevronTexaco Funding Corporation -- 0.99% 4/22/04           4,000,000        3,997,690
 AIG Funding, Inc. -- 0.99% 4/27/04                           3,923,000        3,920,195
                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $19,187,221)                           $   19,187,221
                                                                          --------------
TOTAL INVESTMENTS -- 99.9% (Cost $97,148,025)                             $  131,015,486
Other assets and liabilities, net -- 0.1%                                        120,143
                                                                          --------------
TOTAL NET ASSETS -- 100%                                                  $  131,135,629
                                                                          ==============

* Non-income producing security
  See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004

ASSETS
 Investments at value:
  Investment securities -- at market value
   (identified cost $77,960,804)                             $  111,828,265
  Short-term investments -- at cost plus interest earned
   (maturities of 60 days or less)                               19,187,221   $  131,015,486
                                                             --------------
 Cash                                                                                    118
 Receivable for
  Capital Stock sold                                         $      247,107
  Dividends and accrued interest                                     34,280          281,387
                                                             --------------   --------------
                                                                              $  131,296,991

LIABILITIES
 Payable for:
  Advisory fees and financial services                       $       85,575
  Capital stock repurchased                                          45,387
  Accrued expenses                                                   30,400          161,362
                                                             --------------   --------------

NET ASSETS                                                                    $  131,135,629
                                                                              ==============

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock -- par value $0.25 per share; authorized
  100,000,000 shares; outstanding 10,429,252 shares                           $    2,607,313
 Additional Paid-in Capital                                                      260,910,151
 Accumulated net realized loss on investments                                   (166,190,406)
 Accumulated net investment loss                                                     (58,890)
 Unrealized appreciation of investments                                           33,867,461
                                                                              --------------

NET ASSETS                                                                    $  131,135,629
                                                                              ==============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
 Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                  $        12.57
                                                                              ==============
 Maximum offering price per share
  (100/94.75 of per share net asset value)                                    $        13.27
                                                                              ==============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2004

INVESTMENT INCOME
  Interest                                                                         $       95,652
  Dividends                                                                               507,929
                                                                                   --------------
                                                                                   $      603,581

EXPENSES
  Advisory fees                                                  $      427,182
  Transfer agent fees and expenses                                       70,696
  Financial services                                                     61,874
  Reports to shareholders                                                21,066
  Registration fees                                                      20,766
  Directors' fees and expenses                                           19,419
  Audit fees                                                             19,000
  Custodian fees and expenses                                            14,266
  Legal fees                                                              3,534
  Insurance                                                               2,782
  Other expenses                                                          1,886           662,471
                                                                 --------------    --------------
        Net investment loss                                                        $      (58,890)
                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
   short-term investments with maturities of 60 days or less)    $   10,488,326
  Cost of investment securities sold                                  7,132,082
                                                                 --------------
    Net realized gain on investments                                               $    3,356,244

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of period                 $   19,202,320
  Unrealized appreciation at end of period                           33,867,461
                                                                 --------------
    Increase in unrealized appreciation of investments                                 14,665,141
                                                                                   --------------

        Net realized and unrealized gain on investments                            $   18,021,385
                                                                                   --------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                   $   17,962,495
                                                                                   ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED                      YEAR ENDED
                                                     MARCH 31, 2004                   SEPTEMBER 30, 2003
                                           --------------------------------    --------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
 Net investment loss                       $      (58,890)                     $     (413,654)
 Net realized gain on investments               3,356,244                           7,183,045
 Unrealized appreciation
  of investments                               14,665,141                          18,458,804
                                           --------------                      --------------
Increase in net assets
 resulting from operations                                   $   17,962,495                      $   25,228,195

Capital Stock transactions:
 Proceeds from Capital Stock sold          $   11,892,002                      $   31,201,909
 Cost of Capital Stock repurchased             (8,357,366)        3,534,636       (20,983,669)       10,218,240
                                           --------------    --------------    --------------    --------------
Total increase in net assets                                 $   21,497,131                      $   35,446,435
NET ASSETS
Beginning of period                                             109,638,498                          74,192,063
                                                             --------------                      --------------
End of period                                                $  131,135,629                      $  109,638,498
                                                             ==============                      ==============
CHANGE IN CAPITAL STOCK
 OUTSTANDING
Shares of Capital Stock sold                                        982,097                           3,301,409

Shares of Capital Stock repurchased                                (711,025)                         (2,278,134)
                                                             --------------                      --------------
Increase in Capital Stock
 outstanding                                                        271,072                           1,023,275
                                                             ==============                      ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                  SIX
                                                 MONTHS
                                                 ENDED
                                                 MARCH                    YEAR ENDED SEPTEMBER 30,
                                                  31,       --------------------------------------------------------
                                                 2004         2003        2002       2001        2000        1999
                                               ---------    ---------   --------   ---------   ---------   ---------
Per share operating performance:
Net asset value at beginning of period         $   10.79    $    8.12   $   8.00   $    7.33   $    9.46   $   10.24
                                               ---------    ---------   --------   ---------   ---------   ---------
Income from investment operations:
 Net investment income (loss)                  $   (0.01)   $   (0.04)  $  (0.03)  $    0.08   $    0.13   $    0.07
 Net realized and unrealized gain (loss)
   on investment securities                         1.79         2.71       0.16        0.72       (2.17)      (0.77)
                                               ---------    ---------   --------   ---------   ---------   ---------
Total from investment operations               $    1.78    $    2.67   $   0.13   $    0.80   $   (2.04)  $   (0.70)
                                               ---------    ---------   --------   ---------   ---------   ---------
Less dividends from net investment income             --           --   $  (0.01)  $   (0.13)  $   (0.09)  $   (0.08)

Net asset value at end of period               $   12.57    $   10.79   $   8.12   $    8.00   $    7.33   $    9.46
                                               =========    =========   ========   =========   =========   =========
Total investment return*                           16.50%       32.88%      1.63%      11.11%     (21.73)%     (6.79)%
Ratios/supplemental data:
Net assets at end of period (in $000's)          131,136      109,638     74,192      67,078      73,235     171,220
Ratio of expenses to average net assets:
 Before reimbursement from Investment Adviser       1.05%+       1.15%      1.18%       1.28%       1.22%       1.03%
 After reimbursement from Investment Adviser        1.05%+       1.15%      1.17%       1.20%       1.17%       1.03%
Ratio of net investment income (loss)
 to average assets:
 Before reimbursement from Investment Adviser      (0.09)%+     (0.47)%    (0.34)%      0.84%       1.18%       0.57%
 After reimbursement from Investment Adviser       (0.09)%+     (0.47)%    (0.34)%      0.92%       1.22%       0.57%
Portfolio turnover rate                               20%+         17%        14%         16%         76%         21%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2004 is not annualized.

+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $13,081,533 for the six months ended March 31, 2004. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2004 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2004 for federal income tax purposes was $36,381,682 and $2,514,221, respectively. The Fund currently has accumulated net realized losses in the amount of $166,184,437 which can be carried forward to offset future gains. These losses expire as follows; $93,728,858 in 2007, $1,128,157 in 2008 and $71,327,422 in 2009.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the

Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 2004, the Fund paid aggregate fees of $18,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $5,809 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

                        DIRECTOR AND OFFICER INFORMATION

                                     POSITION(S)                                             PORTFOLIOS IN
                                     WITH FUND/          PRINCIPAL OCCUPATION(S)             FUND COMPLEX
     NAME, AGE & ADDRESS            YEARS SERVED         DURING THE PAST 5 YEARS               OVERSEEN      OTHER DIRECTORSHIPS
     -------------------            ------------         -----------------------               --------      -------------------
Willard H. Altman, Jr. - (68)    Director*          Retired. Formerly, until 1995, Partner        6
11400 W. Olympic Blvd., #1200    Years Served: 2    of Ernst & Young LLP, a public
Los Angeles, CA 90064                               accounting firm.

Leonard Mautner - (86)           Director*          President, Leonard Mautner Associates;        2
11400 W. Olympic Blvd., #1200    Years Served: 23   and General Partner, Goodman &
Los Angeles, CA 90064                               Mautner Ltd.

John H. Rubel - (84)             Director*          President, John H. Rubel and                  1
11400 W. Olympic Blvd., #1200    Years Served: 26   Associates, Inc.
Los Angeles, CA 90064

John P. Shelton (83)
11400 W. Olympic Blvd., #1200    Director*          Professor Emeritus at UCLA Graduate           1          Genisco Systems, Inc.
Los Angeles, CA 90064            Years Served: 27   School of Management.

Eric S. Ende - (59)              Director*          Senior Vice President of the Adviser.         3
11400 W. Olympic Blvd., #1200    President &
Los Angeles, CA 90064            Portfolio
                                 Manager
                                 Years Served: 4

Steven R. Geist (50)             Executive Vice     Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    President &
Los Angeles, CA 90064            Portfolio
                                 Manager
                                 Years Served: 4

J. Richard Atwood - (43)         Treasurer          Principal and Chief Operating Officer                    First Pacific Advisors,
11400 W. Olympic Blvd., #1200    Years Served: 7    of the Adviser. President and Chief                      Inc. and FPA Fund
Los Angeles, CA 90064                               Executive Officer of FPA Fund                            Distributors, Inc.
                                                    Distributors, Inc.

Sherry Sasaki - (49)             Secretary          Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200    Years Served: 21   of the Adviser and of FPA Fund
Los Angeles, CA 90064                               Distributors, Inc.

Christopher H. Thomas - (47)     Assistant          Vice President and Controller of the                     FPA Fund
11400 W. Olympic Blvd., #1200    Treasurer          Adviser and of FPA Fund Distributors,                    Distributors, Inc.
Los Angeles, CA 90064            Years Served: 9    Inc.

* Directors serve until their resignation, removal or retirement.

                            FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPRAX
CUSIP: 302546106

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

Item 2.   Code of Ethics. N/A.

Item 3.   Audit Committee Financial Expert. N/A.

Item 4.   Principal Accountant Fees and Services. N/A.

Item 5.   Audit Committee of Listed Registrants. N/A.

Item 6. Schedule of Investments. Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a) The principal executive officer and principal financial officer of FPA Paramount Fund, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. N/A.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PARAMOUNT FUND, INC.


By: /s/ ERIC S. ENDE
   ---------------------------------
    Eric S. Ende, President

Date:  June 4, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PARAMOUNT FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
    J. Richard Atwood, Treasurer

Date:  June 4, 2004